EXHIBIT 10.1

                      Promissory Note dated March 29, 2000

THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE UNIFORM ARBITRATION ACT, SECTION 15-48-10, ET SEQ., CODE OF LAWS OF SOUTH CAROLINA, 1976 (AS AMENDED)

                                 PROMISSORY NOTE

$700,000.00                                           Charleston, South Carolina
                                                March 29, 2000

                               * * * * * * * * * *

     FOR VALUE RECEIVED, the undersigned, LIGHTTOUCH VEIN & LASER OF SOUTH CAROLINA, INC., a South Carolina Corporation, with an office at 10663 Montgomery Road, Cincinnati, Ohio ("Maker"), hereby promises and agrees to pay to the order of HARLEY F. FREIBERGER, M.D., d/b/a THE CHARLESTON DERMATOLOGY AND COSMETIC SURGERY CENTER ("Payee") at 29 Gamecock Avenue, Charleston, South Carolina 29407, the aggregate principal sum of SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($700,000.00), without interest thereon as hereinafter provided, in lawful money of the United States of America, as hereinafter provided.

     The principal of this Promissory Note shall bear no interest on the unpaid balance.

     Principal shall be due and payable in two (2) installments. Provided, the business formally known as "The Charleston Dermatology and Cosmetic Surgery Center" which has been purchased by the Maker shall maintain a cash flow, of not less than $400,000.00 for the period beginning January 1, 2000 and ending December 31, 2000, Maker shall pay to Payee (i) the first installment of principal in the amount of $200,000.00 on or before the date which is twelve
(12) months from the date hereof and (ii) the second installment of principal in the amount of $500,000.00 on or before the date which is twenty-four (24) months from the date hereof. For purposes of this Section, cash flow shall be measured at the end of each such twelve (12) and twenty-four (24) month period and shall be calculated as net income, including facility rental income calculated using the accrual method of accounting subject to the rules and provisions of Generally Accepted Accounting Principles (GAAP) before income taxes and Payee's total compensation for the period being reported. Cash flow shall be determined by the certified public account (CPA) for the Maker according to GAAP. If the CPA determines that the cash flow for the above stated period is less than $400,000.00 then this Note shall automatically renew for successive twelve (12) and twenty-four (24) month periods, without interest, until the required cash flow is attained within a fiscal year (the "Maturity Date"). By way of example, should the cash flow be less than the required $400,000.00 for the twelve (12) month period ending 3/31/2001, but shall be at least $400,000.00 for twelve (12) month period ending 3/31/2002, then the Principal would be due two (2) installments on the anniversary date of this Note in 2002 and 2003.


Principal payments shall be made at the Payee's address above unless otherwise designated by Payee in writing.

The principal balance may be prepaid at any time in whole or in part without premium or penalty. Any and all prepayments shall be applied to the payment of the principal of this Promissory Note

Events of Default:

This Promissory Note shall be and become immediately due and payable at the option of Payee, without any demand or notice whatsoever, upon the occurrence of any of the following described events, each of which shall constitute an Event of Default:




Charleston:  181926 v.9

(1) Any failure to make any payment when due of any principal installment on this Promissory Note (whether upon demand at maturity or by acceleration) or the failure to perform any other obligation of Maker to Payee.

(2)      The dissolution of Maker of this Promissory Note.

(3) The creation of any lien (except a lien to Payee) or the issuance of an attachment against or seizure of any of the property of Maker.

(4)      An assignment for the benefit of the creditors of, or the  commencement
         of  any  bankruptcy,  receivership,   insolvency,   reorganization,  or
         liquidation proceedings by or against Maker of this Promissory Note.

(5) An event of default under any other document evidencing or securing this Note, including, without limitation, a breach or default of any agreement, covenant or provision under that certain Asset Purchase Agreement dated March ___, 2000, between Maker and Payee and that certain Security Agreement dated of even date herewith by Maker in favor of Payee (the "Transaction Documents").

(6)      Entry of a judgment against Maker.

(7) Any representation or warranty of Maker in any of the Transaction Documents is or was untrue or misleading.

Upon the occurrence of an Event of Default herein described, Payee may, at its option, declare this Note to be fully due and payable plus any fees and charges and exercise any or all other remedies provided for at law or in equity. To the extent permitted by law, any unpaid principal shall accrue interest at the rate of 18% per annum (the "Default Rate"). The provisions for a Default Rate shall not be deemed to extend the time for payment hereunder or to give Maker a right to cure any default. Maker shall pay all costs of collection incurred by Payee, including his attorney's fees, if this Promissory Note is referred to an attorney for collection, whether or not payment is obtained before entry of judgment. No failure on the part of Payee to exercise any of its rights hereunder shall be deemed a waiver of any such rights or of any default.

Maker waives diligence, presentment for payment, protest, notice of dishonor and of nonpayment and protest, and does hereby consent to any number of forbearances, renewals or extensions of time of payment hereof or releases or substitutions of all or any part of any security for payment hereof. Any notice provided for in this Promissory Note shall be given by mailing such notice by certified mail, return receipt requested, addressed to the party entitled to such notice at the address identified in the first paragraph hereof, or to such other address as either party hereto may designate in writing by notice to the other party.

Maker agrees that there are no conditions or understandings that are not expressed in this Promissory Note and the documents referred to herein.

The declaration of invalidity of any provision of this Promissory Note shall not affect any part of the remainder of the provisions.

The provisions of this Promissory Note shall be binding upon and inure to the benefit of Maker and Payee and their respective heirs, legal representatives, successors and assigns.

This Promissory Note shall be interpreted and construed in accordance with and governed by the laws of the State of South Carolina.

Time shall be of the essence.

As security for the payment of this Note, Maker has caused to be granted to Payee a security interest in all of the rights, title and interest in and to Payee's former assets located in Charleston, South Carolina and employed in connection with the operation of the Payee's former Business (as defined in the Maker's and Payee's Asset Purchase Agreement, dated March ___, 2000) (the "Agreement") (the "Assets"), under a separate security agreement executed simultaneous with this Note.

In any litigation or arbitration in connection with or to enforce this Note or any guaranty of this Note or any Transaction Documents, Borrower and any guarantor irrevocably consent to and confer personal jurisdiction on the courts of Charleston County, State of South Carolina or the United States courts located within the State of South Carolina, and expressly waive any objections as to venue in any such courts, and agree that service of process may be made on Borrower and any guarantor by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses. Nothing contained herein shall, however, prevent Payee from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN CHARLESTON, SOUTH CAROLINA PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY PAYEE OF THE PROTECTION AFFORDED TO IT BY AN APPLICABLE LAW; OR (III) LIMIT THE RIGHT OF PAYEE HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. PAYEE MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH
PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first set forth above.

                                   LIGHTTOUCH  VEIN & LASER  OF  SOUTH
                                   CAROLINA, INC., A South Carolina Corporation

                                   By: /s/ Harley F. Friedberger
                                      ------------------------------------------
                                   Name: /s/ H. Freiberger
                                   Title: /s/ President

PARENT GUARANTY:

The undersigned, as the parent corporation of Maker, hereby absolutely and unconditionally guarantees to Payee the due and punctual payment of this Note when due, together with any and all other sums, charges and fees due hereunder up to Twenty Thousand and no/100 Dollars ($20,000.00). The obligation of the undersigned guarantor is a guarantee of payment and not of collection.

                                   LIGHTTOUCH VEIN & LASER, INC., a Nevada
                                   corporation

                                   By: /s/ Harley F. Friedberger
                                      ------------------------------------------

                                   Its: /s/ President
                                      ------------------------------------------